EV MARATHON GOLD & NATURAL
                                 RESOURCES FUND

                 Supplement to Prospectus dated January 1, 1997



         THE NAME OF THE FUND HAS BEEN CHANGED TO EV MARATHON WORLDWIDE DEVELOPING RESOURCES FUND.

         In connection with the name change, the Trustees have approved the following investment policy: "Under normal market conditions, the Fund will hold securities of issuers in at least three countries". This change will not change the investment holdings or strategy of the Fund.















January 15, 1997                                                          M-NRPS